Exhibit 99.3

3-D SERVICE, LTD. & SUBSIDIARY
DECEMBER 31, 2006 AND SEPTEMBER 30, 2007

Independent Auditors’ Report

To the Members
3-D Service, Ltd. and Subsidiary
Massillon, Ohio

We have audited the accompanying consolidated balance sheets of 3-D Service, Ltd. and Subsidiary (the “Company”) as of September 30, 2007 and December 31, 2006 and the related consolidated statements of operations, changes in Members’ equity and cash flows for the nine month period ended September 30, 2007 and for the year ended December 31, 2006.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of 3-D Service, Ltd. and Subsidiary as of September 30, 2007 and December 31, 2006 and the consolidated results of its operations and its cash flows for the nine month period ended September 30, 2007 and for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ ASHER & COMPANY, Ltd.

Philadelphia, Pennsylvania
February 12, 2008

3-D Service, Ltd. & Subsidiary
Consolidated Balance Sheets

	September 30,	December 31,
	2007	2006

ASSETS
CURRENT ASSETS
Cash	$50,194	$713,704
Accounts receivable, net of allowance for doubtful accounts
of $176,535 for 2007 and $133,000 for 2006, respectively	3,143,435	2,037,564
Inventories, net	1,580,663	1,564,843
Prepaid expenses and other current assets	33,914	37,891
Total current assets	4,808,206	4,354,002

PROPERTY AND EQUIPMENT, net	5,799,968	5,876,506

OTHER ASSETS	10,960	10,960

Total Assets	$10,619,134	$10,241,468

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Revolving credit line	$565,298	$279,261
Current portion of long term debt	594,386	592,365
Accounts payable	895,994	575,781
Accrued expenses and other current liabilities	532,548	710,772
Total current liabilities	2,588,226	2,158,179

LONG TERM LIABILITIES
Long-term debt	4,156,344	4,565,048

Total liabilities	6,744,570	6,723,227

COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY
Members' contributed capital	1,000	1,000
Accumulated earnings	3,873,564	3,517,241
Total Members' equity	3,874,564	3,518,241

Total Liabilities and Members' Equity	$10,619,134	$10,241,468

The accompanying notes are an integral part of these consolidated financial statements.

3-D Service, Ltd. & Subsidiary
Consolidated Statements of Operations

	Nine Months
	Ended	Year Ended
	September 30,	December 31,
	2007	2006

Revenues	$14,144,559	$17,706,188

Cost of revenues	10,054,913	12,512,422

Gross profit	4,089,646	5,193,766

Selling, general and administrative expenses	2,348,524	2,695,926

Income from operations	1,741,122	2,497,840

Other income (expense)
Interest expense	(247,001)	(109,693)
Other income	11,202	14,281
	(235,799)	(95,412)

Income before discontinued operations	1,505,323	2,402,428

Loss from discontinued operations	-	(92,629)

Net income	$1,505,323	$2,309,799

The accompanying notes are an integral part of these consolidated financial statements.

3-D Service, Ltd. & Subsidiary
Consolidated Statements of Changes in Members' Equity

	Contributed	Retained
	Capital	Earnings	Total

Balances, December 31, 2005	$1,000	$2,006,442	$2,007,442

Net income	-	2,309,799	2,309,799

Distributions	-	(799,000)	(799,000)

Balances, December 31, 2006	$1,000	$3,517,241	$3,518,241

Net income	-	1,505,323	1,505,323

Distributions	-	(1,149,000)	(1,149,000)

Balances, September 30, 2007	$1,000	$3,873,564	$3,874,564

The accompanying notes are an integral part of these consolidated financial statements.

3-D Service, Ltd. & Subsidiary
Consolidated Statements of Cash Flows

	Nine Months
	Ended	Year Ended
	September 30,	December 31,
	2007	2006

OPERATING ACTIVITIES
Net income	$1,505,323	$2,309,799
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	470,301	337,281
Bad debts	54,000	35,359
Inventory reserve	-	70,000
Loss on sale of assets	2,858	34,606
Changes in:
Accounts receivable	(1,159,871)	(436,494)
Inventories	(15,820)	(566,812)
Prepaid expenses and other current assets	3,977	(1,319)
Deposits and other non-current assets	-	76,000
Accounts payable	320,213	(10,818)
Accrued expenses and other current liabilities	(178,224)	147,836

Net cash provided by operating activities	1,002,757	1,995,438

INVESTING ACTIVITIES
Acquisition of property and equipment	(396,621)	(5,258,825)
Proceeds from disposal of property and equipment	-	4,100

Net cash utilized by investing activities	(396,621)	(5,254,725)

FINANCING ACTIVITIES
Short term borrowings, net	286,037	279,261
Repayment of long term debt	(406,683)	(980,084)
Borrowings from long term debt	-	4,734,295
Distributions	(1,149,000)	(799,000)

Net cash provided (utilized) by financing activities	(1,269,646)	3,234,472

DECREASE IN CASH	(663,510)	(24,815)

Cash, beginning of period	713,704	738,519

Cash, end of period	$50,194	$713,704

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the period for:
Interest	$247,609	$89,083

The accompanying notes are an integral part of these consolidated financial statements.

3-D SERVICE, LTD. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

3-D Service, Ltd. and Subsidiary (the “Company”), headquartered in Massillon, Ohio, was organized in 2002 for the purpose of operating an industrial sales and service company related to electrical and mechanical products and equipment. The Company conducts business out of its facilities located in Massillon and Cincinnati, Ohio and formerly in Farmington Hills, Michigan.

The rights and obligations of the equity holders of the Company (the “Members”) are governed by the Operating Agreement of 3-D Service, Ltd. dated as of March 1, 2002 (the “Operating Agreement”). Each Member’s interest in the Company is equal to the percentage of capital contributed by the Member in accordance with the Operating Agreement. The Operating Agreement provides that no officer or Member of the Company will be liable to the Company, its Members or holders of its membership interests for acts or omissions of such officer or Member in connection with the business or affairs of the Company, including for any breach of fiduciary duty or mistake of judgment, except for acts involving intentional misconduct, fraud or knowing violations of law.

Principles of consolidation

The consolidated financial statements include the accounts of 3-D Service, Ltd., its wholly-owned subsidiary, 3-D Service Michigan, Ltd., and 3D3E, Ltd. All significant intercompany transactions and balances have been eliminated in consolidation.

The Company is the primary beneficiary of 3D3E, Ltd. (“3D3E”), which qualifies as a variable interest entity under FASB Interpretation No. (“FIN”) 46(R), Consolidation of Variable Interest Entities.  Accordingly, the assets, liabilities, revenues and expenses of 3D3E have been included in the accompanying consolidated financial statements. 3D3E was formed in April 2004 for the purpose of acquiring the property leased by the Company at its Massillon, Ohio location.  On November 1, 2006, 3D3E acquired the property collateralized by an open-ended mortgage on the property guaranteed by the Company, and began leasing such property to the Company. An individual related to a Member of the Company has executed a guarantee limited to the sums of all obligations of 3D3E due to the bank up to but not exceeding $1,000,000.  Also, the Company and 3D3E are under common control.

The effect of the consolidation of 3D3E as of and for the nine months ended September 30, 2007, was to increase assets by approximately $4,208,000, increase liabilities by $4,137,000, and increase net income by approximately $63,000.  The effect of the consolidation of 3D3E as of and for the year ended December 31, 2006, was to increase assets by approximately $4,215,000, increase liabilities by approximately $4,207,000, and increase net income by approximately $8,000 (Note J).

3-D SERVICE, LTD. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Concentration of credit risk

The Company sells and provides service to companies in various industries located principally in the United States of America. Credit is extended based on an evaluation of the customer’s financial condition and generally, collateral is not required. Credit terms are consistent with the industry and losses from credit sales are provided for in the financial statements.

The Company maintains its cash primarily in bank deposit accounts.  The Federal Deposit Insurance Corporation insures these balances up to $100,000 per bank. The Company has not experienced any losses on its bank deposits and management believes these deposits do not expose the Company to any significant credit risk.

Accounts receivable

An allowance for doubtful accounts is established as losses are estimated to have occurred through a provision for bad debts that is charged to earnings. Losses are charged against the allowance when management believes the uncollectibility of a receivable is confirmed. Subsequent recoveries, if any, are credited to the allowance. The allowance for doubtful accounts is evaluated on a regular basis by management based on historical experience and specifically identified receivables.  The evaluation is inherently subjective, as it requires estimates that are susceptible to change as more information becomes available.

Inventory

The Company values inventory at the lower of cost or market.  Cost is determined by the first-in, first-out method. The Company periodically reviews its inventories and makes provisions as necessary for estimated obsolescence and slow-moving goods. The amount of such markdown is equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demands, selling prices and market conditions.

3-D SERVICE, LTD. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and equipment

Property and equipment are stated at cost less accumulated depreciation. Additions and improvements are capitalized while expenditures for maintenance and repairs are charged to operations as incurred. Depreciation is computed over the estimated useful lives of the related assets using the straight-line method.  Useful lives of property and equipment are as follows:

Building	40 years
Leasehold improvements	15 years
Machinery and equipment	5 to 10 years
Furniture and fixtures	10 years
Computer equipment	5 years
Vehicles	3 years
Tools and molds	10 years
Signage	10 years
Software	3 years

Revenue recognition

The Company recognizes revenue when products are shipped and services are rendered.

Advertising costs

Advertising costs are expensed when incurred. Advertising expense for the nine months ended September 30, 2007 and the year ended December 31, 2006 was $55,835 and $93,873, respectively.

Warranty costs

The Company warrants workmanship after the sale of its products.  An accrual for warranty costs is recorded based upon the historical level of warranty claims and management’s estimates of future costs.

Income taxes

The Company is incorporated as a limited liability company. Under these provisions, the Company does not pay Federal or state corporate income taxes on its taxable income. The Company has elected to pay certain state and local income taxes on behalf of its Members; however, the Members are liable for Federal and state income taxes on their respective portion of the Company’s taxable income.

3-D SERVICE, LTD. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

NOTE B - INVENTORY

Inventory consists of the following:

	September 30,	December 31,
	2007	2006
Raw materials	$727,175	$613,083
Work in process	768,310	847,663
Finished goods	285,178	304,097
	1,780,663	1,764,843

Less: allowance for slow moving and obsolete inventories	(200,000)	(200,000)
	$1,580,663	$1,564,843

3-D SERVICE, LTD. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE C - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	September 30,	December 31,
	2007	2006

Land	$250,000	$250,000
Buildings	2,367,503	2,367,503
Leasehold improvements	511,170	502,860
Machinery and equipment	2,507,580	2,279,904
Furniture and fixtures	175,473	166,609
Computer equipment	281,516	271,886
Vehicles	628,618	631,325
Tools and molds	30,969	15,592
Signage	8,355	8,355
Software	374,092	5,686
Construction in progress	-	265,443
	7,135,276	6,765,163

Less: accumulated depreciation and amortization	(1,335,308)	(888,657)
	$5,799,968	$5,876,506

Depreciation and amortization expense was $470,301 and $337,281 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively.

NOTE D - DEBT

Lines of credit

The Company has a $750,000 line of credit with a bank for working capital. Borrowings under the line are secured by trade accounts receivable and inventories with interest at the Wall Street Journal prime rate plus 0.25% (8.00% and 8.50% at September 30, 2007 and December 31, 2006, respectively). There was no outstanding balance as of September 30, 2007 and December 31, 2006 (Note J).

The Company also has a $1,000,000 equipment line of credit with a bank for the purpose of financing its equipment acquisitions. Borrowings on this equipment are collateralized by a blanket lien on all assets of the Company with interest at the Wall Street Journal prime rate plus 0.25% (8.00% and 8.50% at September 30, 2007 and December 31, 2006, respectively). Borrowing on the line was $565,298 and $279,261 at September 30, 2007 and December 31, 2006, respectively (Note J).

3-D SERVICE, LTD. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE D – DEBT (Continued)

Long-term debt

Long-term debt consists of the following:

	September 30,	December 31,
	2007	2006

Note payable to bank in monthly installments of $32,051 through March 2009, plus interest at Libor plus 2.80% (8.52% and 8.12% at September 30, 2007 and December 31, 2006, respectively), secured by substantially all assets of the Company	$609,927	$865,007

Mortgage note payable to bank in monthly installments of $8,616 through September 2011, including interest at 5.99%, secured by real estate	377,268	432,965

Mortgage note payable to bank in monthly installments of $25,168 through August 2014, with balloon of $2,843,485 payable September 2014, including interest at 5.99%, secured by real estate	3,694,477	3,753,474

Notes payable in monthly installments totaling $2,461 through June 2008, without interest, secured by certain vehicles	22,152	44,359

Notes payable in monthly installments totaling $645 through June 2009, including interest at 6.75%, secured by certain vehicles	12,738	17,925

Note payable in monthly installments of $734 through February 2010, including interest at 2.90%, secured by vehicle	20,520	26,672

Note payable in monthly installments of $460 through June 2010, including interest at 7.74%, secured by vehicle	13,648	17,011
	4,750,730	5,157,413
Less: current portion	(594,386)	(592,365)
	$4,156,344	$4,565,048

3-D SERVICE, LTD. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE D – DEBT (Continued)

Aggregate maturities of long-term debt for the periods subsequent to September 30, 2007 are as follows:

Years Ending December 31,	Amount
2007	$181,740
2008	590,194
2009	293,638
2010	192,099
2011	188,164
2012	106,961

Interest expense for the nine months ended September 30, 2007 and the year ended December 31, 2006 was $247,001 and $109,693, respectively (Note J).

NOTE E – COMMITMENTS AND CONTINGENCIES

Lease commitments

The Company leases certain office equipment at its Massillon facility pursuant to an operating lease. Under the terms of the lease, the Company pays $2,010 plus tax each month through March 2009. The Company also leases certain office equipment at its Cincinnati facility under another operating lease. This lease requires quarterly payments of $1,080 through June 2010.

The Company leases its office, factory and warehouse facilities located in Cincinnati, Ohio under an operating lease which expires in April 2008. Monthly rentals under the lease are $3,160. The Company rented its Farmington Hills, Michigan facilities under an operating lease agreement with monthly payments of $6,150. The lease expired in July 2006 and the operations at this location were discontinued.

Total rent expense under all operating leases for the nine months ended September 30, 2007 and the year ended December 31, 2006 was $65,062 and $526,598 respectively. Future minimum lease payments required under all operating leases in effect in excess of one year as of September 30, 2007 are as follows:

Years Ending December 31,	Amount
2007	$16,590
2008	41,080
2009	10,350
2010	2,160

3-D SERVICE, LTD. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE E – COMMITMENTS AND CONTINGENCIES (Continued)

Potential lawsuits

The Company is subject to disputes or legal actions arising in the ordinary course of business.  Management does not believe the outcome of such legal actions will have a material adverse effect on the Company’s financial position or results of operations.

NOTE F - RELATED PARTY TRANSACTIONS

Employment Agreement

The Company entered into an employment contract with an officer effective March 1, 2002 continuing through February 28, 2006. The agreement is automatically renewed for successive one year periods unless either member gives written notice of its intent not to renew. The Company is not obligated to pay any compensation or benefits should the officer terminate for any reason (Note J).

Management Agreement

The Company entered into a management agreement with a related party that requires monthly payments of $2,000. The agreement renews automatically for successive one year periods unless either party gives written notice of its intent not to renew the agreement to the other party at least ninety days prior to the expiration of the current term. Management fees paid under this agreement were $18,000  and $24,000 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively (Note J).

NOTE G - RETIREMENT PLAN

In March 2002, the Company adopted a defined contribution plan covering substantially all of its full-time employees.  The plans contain deferred-salary arrangements under Internal Revenue Code Section 401(k).  Employer contributions may be made at the discretion of the Board of Directors.  Employer contributions to the plan were $31,239 and $37,210 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively.

NOTE H - CONCENTRATIONS OF CREDIT RISK

The Company grants credit, generally without collateral, to its customers, which are primarily in the steel and energy industries.  Consequently, the Company is subject to potential credit risk related to changes in economic conditions within those industries.  However, management believes that its billing and collection policies are adequate to minimize the potential credit risk.  Approximately 47% and 19% of gross accounts receivable were due from the steel and energy industries, respectively at September 30, 2007 and 51% and 12% of gross accounts receivable were due from entities in those industries at December 31, 2006.

3-D SERVICE, LTD. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE H - CONCENTRATIONS OF CREDIT RISK (Continued)

Approximately 51% and 18% of sales for the nine months ended September 30, 2007 and 55% and 10% of sales for the year ended December 31, 2006 were to entities in the steel and energy industries, respectively.

The Company conducts a major portion of its business with two customers, each of which accounted for a significant amount of revenues. Revenues from these two customers accounted for 29% and 15% from the nine months ended September 30, 2007 and 31% and 14% for the year ended December 31, 2006, respectively.  Accounts receivable from these two customers accounted for 27% and 8% at September 30, 2007, respectively, and 34% and 10% at December 31, 2006, respectively.

NOTE I – DISCONTINUED OPERATIONS

During 2005 the Company decided to discontinue the operations of 3-D Service Michigan,   Ltd. The Company utilized the net assets of the Michigan operation in its continuing operations. The operating results of the discontinued operations were as follows:

Year Ended
December 31,
2006
Operations:
Net revenues	$4,913
Operating loss	(58,017)
Net loss	(92,629)

All assets and liabilities of the discontinued operations were transferred to 3-D Service, Ltd. in 2006.

NOTE J – SUBSEQUENT EVENTS

Sale of 3-D Service Ltd.

In November 2007, Magnetech Industrial Services, Inc. (“Magnetech”) , a subsidiary of MISCOR Group, Ltd. (“MISCOR”) acquired 100% of the Members’ Interest of  3-D Service, Ltd. for $22,700,000. In conjunction with the sale, the line of credit and all bank debt and other long term debt was paid off in full from the cash proceeds at closing (Note D).  Also, the Company cancelled the employment agreement and management agreement as described in Note F.

3-D SERVICE, LTD. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE J – SUBSEQUENT EVENTS (Continued)

Lease

The Company cancelled the related party lease of its Massillon, Ohio facilities (Note A) and entered into a new lease agreement with 3D3E, Ltd. for ten years through November 2017. Monthly lease payments are $45,000 through November 2010 and increase by the amount of the increase in the Consumer Price Index at that time and on each three year anniversary thereafter. The lease is guaranteed by Magnetech. The Company’s guarantee of the 3D3E, Ltd. mortgage on the facility was cancelled. Accordingly, the operations and carrying amounts of assets, liabilities and equity of 3D3E, Ltd. will not be included in the consolidated financial statements subsequent to November 2007 as the Company has determined that it is no longer  the primary beneficiary of 3D3E, Ltd.